UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2004


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                    000-31149                95-4040623
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)

6053 West Century Boulevard, 11th Floor
Los Angeles, California                                              90045-6445
-------------------------------                                      ----------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                                 Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report




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Item 7.  Financial Statements and Exhibits


(c)  Exhibits

Exhibit        Description
-------        -----------------------------------------------------------------
 99.1          Press Release dated March 29, 2004 entitled: "California Pizza
               Kitchen Reports First Quarter Comparable Store Sales of 6.2%;
               Raises Guidance for First Quarter to $0.19 - $0.20 and
               Management to Present at Banc of America Securities Conference on
               March 31, 2004".


Item 12.  Results of Operation and Financial Condition

On March 29, 2004, California Pizza Kitchen, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended March 28, 2004. The Company increased earnings per share guidance for the first quarter of 2004 to $0.19 - $0.20 per diluted share.

The Company also announced, it plans to present at the Banc of America Securities Conference in New York on March 31, 2004 and will release its first quarter earning on April 22, 2004.

A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 29, 2004                            California Pizza Kitchen, Inc.
                                          a California corporation

                                          By:      /s/ Richard L. Rosenfield
                                                   --------------------------
                                                   Co-Chief Executive Officer

                                          By:      /s/ Larry S. Flax
                                                   --------------------------
                                                   Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit        Description
-------        -----------------------------------------------------------------
  99.1         Press Release dated March 29, 2004 entitled: "California Pizza
               Kitchen Reports First Quarter Comparable Store Sales of 6.2%;
               Raises Guidance for First Quarter to $0.19 - $0.20 and
               Management to Present at Banc of America Securities Conference on
               March 31, 2004."